Exhibit 10.4

SECOND AMENDMENT
    TO
    LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”) is entered into as of July 31, 2017,  by and among Pacific Western Bank, a California state chartered bank  (“PWB”), in its capacity as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Agreement (as defined below) or otherwise a party thereto from time to time, including PWB in its capacity as a Lender and Oxford Finance LLC, a Delaware limited liability company (each a “Lender” and collectively, the “Lenders”), and Aratana Therapeutics, Inc., a Delaware corporation (“Parent”) and Vet Therapeutics, Inc., a Delaware corporation  (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Collateral Agent, the Lenders, and Borrower are parties to that certain Loan and Security Agreement dated as of October 16, 2015 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 24, 2017, and as the same may from time to time be further amended, modified, supplemented or restated, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 2.2(b) of the Agreement is hereby amended and restated, as follows:

“(b)Repayment.  Borrower shall make monthly payments of interest only on the Payment Date of each month after the Second Amendment Effective Date through and including the Payment Date immediately preceding the Amortization Date.  Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, plus interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.4(a), and (3) a repayment schedule equal to twenty-one (21) months.  All unpaid principal and accrued and unpaid interest with respect to the Term Loan is due and payable in full on the Term Loan Maturity Date. The Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2)	Section 2.3 of the Agreement is hereby amended and restated, as follows:

“2.3 Advances under Revolving Line.

(a) Amount.  The Lenders have previously made to Parent a single Advance, according to each Lender’s Revolving Line Commitment as set forth on Schedule 1.1 hereto, in the aggregate outstanding principal amount equal to the Revolving Line.  Amounts borrowed pursuant to this Section 2.3(a) may be repaid and reborrowed at any time prior to the Term-Out Date.

(b)Term-Out of Advance.  Borrower shall repay the principal amount of the Advance outstanding on the Term-Out Date (the “Termed-Out Advance”) in 12 consecutive equal monthly payments of principal, plus interest, in arrears, to each Lender, beginning on November 1, 2018 and continuing on the Payment Date of each month thereafter through the Revolving Maturity Date.  The Termed-Out Advance, once repaid, may not be reborrowed.

(c) Termination; Repayment. The Revolving Line terminates on the Revolving Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line (including but not limited to the Termination Fee and the Second Termination Fee), and all other Obligations due hereunder (other than Cash-Secured Obligations that may otherwise be due), shall be immediately due and payable.”

3)	Section 2.6(e) of the Agreement is hereby amended and restated, as follows:

“(e)Termination Fee and Second Termination Fee.  The Termination Fee and the Second Termination Fee, each when due hereunder; and”

4)	Section 6.10 of the Agreement is hereby amended and restated, as follows:

“6.10Minimum Cash.  Borrower shall maintain at all times the greater of (i) minimum Cash in accounts with Bank or subject to Control Agreements equal to fifty percent (50.00%) of outstanding Credit Extensions or (ii) Remaining Months’ Liquidity equal to six (6) or greater.”

5)

To correct a scrivener’s error, Section 6.11 of the Agreement is hereby amended by replacing both occurrences of “Five Hundred Thousand ($500,000.00)” with “Five Hundred Thousand Dollars ($500,000.00)”.

6)

To correct a scrivener’s error, Section 7.10 of the Agreement is hereby amended by replacing the phrase “in excess of Fifty Thousand Dollars ($50,0000.00)” with “in excess of Fifty Thousand Dollars ($50,000.00)”.

7)	Section 8.2(a) of the Agreement is hereby amended by replacing “6.10 (Milestone/ Financial Covenants)” with “6.10 (Minimum Cash)”.
8)	The following defined terms are hereby added to Section 13.1 of the Agreement, as follows:

“Original Revolving Maturity Date” is October 16, 2017, or such earlier date as the Revolving Line is terminated and/or the Term Loan is prepaid, whether pursuant to Section 2.2(c) or (d).

“Second Amendment Effective Date” is July 31, 2017.

“Second Termination Fee” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due upon the earliest to occur of (a) the Revolving Maturity Date, (b) the acceleration of the Revolving Line or (c)

termination of the Revolving Line or this Agreement for any reason prior to the Revolving Maturity Date, in addition to the payment of any other amounts then-owing, in an amount equal to One Hundred Sixty-Five Thousand Dollars ($165,000.00).

“Term-Out Date” means October 16, 2018.

9)	The following defined terms in Section 13.1 of the Agreement are hereby amended and restated, as follows:

“Amortization Date” is February 1, 2018.

“Basic Rate” is the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) Seven and Sixty-Six Hundredths Percent (7.66%) and (ii) the sum of (a) the Prime Rate, as reported in the Wall Street Journal on the date occurring on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (b) Three and Sixty-Six Hundredths Percent (3.66%).”

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Unused Fee, the Final Payment, the Termination Fee, the Second Termination Fee and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents (other than any warrants or any other equity instruments issued in favor of the Lenders), including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents (other than any warrants or any other equity instruments issued in favor of the Lenders).

“Revolving Maturity Date” is October 16, 2019, or such earlier date as the Revolving Line is terminated and/or the Term Loan is prepaid, whether pursuant to Section 2.2(c) or (d).

“Termination Fee” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due upon the earliest to occur of (a) the Original Revolving Maturity Date, (b) the acceleration of the Revolving Line or (c) termination of the Revolving Line or this Agreement for any reason prior to the Original Revolving Maturity Date, in addition to the payment of any other amounts then-owing, in an amount equal to One Hundred Sixty-Five Thousand Dollars ($165,000.00).

10)	The defined term “Interest-Only Extension Option” and its definition in Section 13.1 of the Agreement are hereby deleted.
11)	The following is added to the end of the defined term “Unused Fee” in Section 13.1 of the Agreement:

“For the avoidance of doubt, no Unused Fee shall accrue on the Revolving Line during the period on and after the Term-Out Date.”

12)	Exhibit C (Compliance Certificate) to the Loan Agreement hereby is replaced in its entirety with Exhibit C attached hereto.
13)	To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
a)

Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate, and complete in all material respects as of such date, and provided that any representation or warranty that contains a materiality qualification therein shall be true, accurate, and complete in all respects), and (b) no Event of Default has occurred and is continuing;

b)	Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Agreement, as amended by this Amendment;
c)

The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d)	The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Agreement, as amended by this Amendment, have been duly authorized;
e)

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

f)

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower except as has already been obtained; and

g)

This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

14)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Collateral Agent or Lenders under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

15)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
16)	As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent and each Lender, the following:
a)	this Amendment, duly executed by each Borrower;
b)	duly executed original officer’s certificate for each Borrower, in a form acceptable to Collateral Agent and the Lenders;
c)

payment of a fully earned, non-refundable amendment fee of One Hundred Fifty Thousand Dollars ($150,000.00) to be shared between the Lenders pursuant to their respective Commitment Percentages, which may be debited (or ACH’d) from any of Borrower’s accounts;

d)

payment of a fully earned, non-refundable facility fee of Sixty Thousand Dollars ($60,000.00) to be shared between the Lenders pursuant to their respective Commitment Percentages, which may be debited (or ACH’d) from any of Borrower’s accounts;

e)

payment of all Lenders’ Expenses invoiced to Borrower prior to the Second Amendment Effective Date, including Collateral Agent’s and each Lender’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which Collateral Agent may debit from any of Borrower’s accounts at PWB; and

f)	such other documents and completion of such other matters, as Collateral Agent and each Lender may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

ARATANA THERAPEUTICS, INC.
By: /s/ Craig Tooman
Name: Craig Tooman Title: CFO and Treasurer

VET THERAPEUTICS, INC.
By: /s/ Craig Tooman
Name: Craig Tooman Title: Treasurer

COLLATERAL AGENT: pacific western Bank
By: /s/ Sean Noonan
Name: Sean Noonan Title: Vice President

LENDERS:

pacific western Bank
By: /s/ Sean Noonan
Name: Sean Noonan Title: Vice President

OXFORD FINANCE LLC
By: /s/ Colette H. Featherly
Name: Colette H. Featherly Title: Senior Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT C

Compliance Certificate

CORPORATE BORROWING CERTIFICATE

Borrower:	ARATANA THERAPEUTICS, INC.	Date: July 31, 2017
Lenders:	PACIFIC WESTERN BANK, as Collateral Agent and Lender
OXFORD FINANCE LLC, as Lender

I hereby certify, solely in my capacity as an officer of Borrower, and not in my individual capacity, as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further,  that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from to time from the Lenders, and negotiate and procure loans, letters of credit, foreign exchange contracts and other financial accommodations from the Lenders; and authorize and direct the Lenders to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign.

Execute Loan Documents.  Execute any loan documents Collateral Agent and the Lenders require, including without limitation, that certain Loan and Security Agreement dated as of October 16, 2015, and also to execute and deliver to Collateral Agent and the Lenders one or more renewals, extensions, or modifications thereof, including that certain First Amendment to Loan and Security Agreement dated as of February 24, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of July 31, 2017.

Grant Security.  Grant Collateral Agent and the Lenders a security interest in any of Borrower’s assets, by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of Borrower.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, commercial or other business paper or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Transfer of Securities.  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by Borrower, whether or not registered in the name of Borrower.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreements that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions; and execute and deliver in form and content as may be required by Collateral Agent or any Lender any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of Borrower’s property and assets.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

ARATANA THERAPEUTICS, INC.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________  [print title] of Borrower, hereby certify, solely in my capacity as an officer of Borrower, and not in my individual capacity,  as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate]

CORPORATE BORROWING CERTIFICATE

Borrower:	VET THERAPEUTICS, INC.	Date: July 31, 2017
Lenders:	PACIFIC WESTERN BANK, as Collateral Agent and Lender
OXFORD FINANCE LLC, as Lender

I hereby certify, solely in my capacity as an officer of Borrower, and not in my individual capacity, as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further,  that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from to time from the Lenders, and negotiate and procure loans, letters of credit, foreign exchange contracts and other financial accommodations from the Lenders; and authorize and direct the Lenders to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign.

Execute Loan Documents.  Execute any loan documents Collateral Agent and the Lenders require, including without limitation, that certain Loan and Security Agreement dated as of October 16, 2015, and also to execute and deliver to Collateral Agent and the Lenders one or more renewals, extensions, or modifications thereof, including that certain First Amendment to Loan and Security Agreement dated as of February 24, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of July 31, 2017.

Grant Security.  Grant Collateral Agent and the Lenders a security interest in any of Borrower’s assets, by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of Borrower.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, commercial or other business paper or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Transfer of Securities.  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by Borrower, whether or not registered in the name of Borrower.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreements that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions; and execute and deliver in form and content as may be required by Collateral Agent or any Lender any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of Borrower’s property and assets.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

VET THERAPEUTICS, INC.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________  [print title] of Borrower, hereby certify, solely in my capacity as an officer of Borrower, and not in my individual capacity,  as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name:
Title: